Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certifications are being furnished solely to accompany the Report (defined below) pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238. These certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Lapolla Industries, Inc., a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

(i)	the accompanying Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2015	LAPOLLA INDUSTRIES, INC.

/s/ Douglas J. Kramer, PEO
Douglas J. Kramer
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Lapolla Industries, Inc. and will be retained by Lapolla Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Lapolla Industries, Inc., a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

(i)	the accompanying Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2015	LAPOLLA INDUSTRIES, INC.

/s/ Jomarc C. Marukot, PFO
Jomarc C. Marukot
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Lapolla Industries, Inc. and will be retained by Lapolla Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.